Exhibit 10
                                                 ----------



                       FORM OF AMENDMENT NO. 2
                  SUPPLEMENTAL RETIREMENT AGREEMENT



      WHEREAS, Paragraph _____ of the Supplemental Retirement Agreement entered into between ________________________ (the "PARTICIPANT") and Fort Howard Corporation (the "COMPANY") effective __________
(the "AGREEMENT") provides that the AGREEMENT may be amended by the PARTICIPANT and the COMPANY in accordance with the terms of such Paragraph; and

      WHEREAS, the PARTICIPANT desires to amend the AGREEMENT to increase the PARTICIPANT'S percentage of base salary deferred during each calendar year;

      NOW, THEREFORE, the PARTICIPANT and the COMPANY hereby agree to amend the AGREEMENT effective April 1, 1996 as follows:

      The words "eight percent (8%)" contained in the first sentence of Paragraph 2 of the AGREEMENT are deleted and the words "ten percent (10%)" are inserted in place thereof.

      This amendment is hereby entered into as of the ___ day of March, 1996.

                                          FORT HOWARD CORPORATION



Witness: _______________________   By: _________________________
                                       Title:



Witness: _______________________       _________________________
                                       Participant
                                       Title: